Debt	6 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Debt

Note 8. Debt

In connection with the execution of the Business Combination Agreement, on June 23, 2025, certain qualified investors (the “Convertible Note Investors”) each entered into a subscription agreement (collectively, the “Convertible Note Subscription Agreements”), with ProCap and CCCM. On December 5, 2025, upon the Closing of the Business Combination, the Convertible Note Investors purchased convertible notes issued by the Company (“Convertible Notes”) in an aggregate principal amount of $235,000,000, for an aggregate purchase price equal to 97% of the aggregate principal amount of the Convertible Notes. The Convertible Notes have a conversion rate of 76.9 shares per $1,000 equal to an approximately $13.00 conversion price, zero interest rate, maturity of up to 36 months, and are collateralized by cash, cash equivalents and certain Bitcoin assets. Under the indenture associated with the Convertible Notes, the Company has up to 30 days from the closing of the Business Combination to 1.0:1.0 times collateralize the Convertible Notes using a mix of Bitcoin (with Bitcoin being valued at 50% for collateral calculation purposes), cash and cash equivalents (with cash and cash equivalents being valued at 100% for collateral calculation purposes). This note has an effective interest rate of 9.09%. U.S. Bank National Trust, N.A. (“US Bank”) serves as collateral agent and trustee with regard to the Convertible Notes and associated indenture and security arrangements. As of December 31, 2025, the Company had $145,239,552 on deposit at US Bank.

Each Convertible Note Investor may, at its option, convert each $1,000 principal amount of their Convertible Note into a number of shares of common stock equal to the conversion rate in effect on the conversion date, cash, or a combination of common stock and cash at any time from the issue date until the close of business on the second scheduled trading date immediately before the maturity date. The embedded conversion of the Convertible Notes meets the criteria for bifurcation and is recognized as a separate derivative instrument.

If an event of default occurs, then the principal amounts on all the Convertible Notes then outstanding will immediately become due and payable.

The table below summarizes the outstanding Convertible Notes as of December 31, 2025, including the effects of discounts and debt issuance costs:

December 31, 2025
Convertible Notes due 2028	$235,000,000
Discount, net (1)	(11,387,249)
Debt issuance costs, net (2)	(9,440,843)
Convertible Notes, net	$214,171,908

(1)	Discount as of December 31, 2025 consisted of $7,050,000 of original issue discount and $4,629,230 for the fair value of the embedded derivative less accumulated amortization of $291,981.

(2)	Debt issuance costs as of December 31, 2025 consisted of $9,682,916 in debt issuance costs less accumulated amortization of $242,073.

The table below reflects the principal amount of loan maturities due over the next five years as of December 31, 2025:

	5-Year Loan Maturities Fiscal Year
	2026	2027	2028	2029	2030	Total
2028 Convertible Notes	$-	$-	$235,000,000	$-	$-	$235,000,000

The table below presents the disaggregation of interest expense for the period from June 17, 2025 (inception) through December 31, 2025:

For the period from June 17, 2025 (inception) through December 31, 2025
Debt discount amortization	$291,981
Debt issuance cost amortization	242,073
Interest expense	$534,054